Exhibit 99.1

Supplemental Financial Report for Quarter Ended June 30, 2017

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2016 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2017. The second quarter 2017 Form 10-Q materials are dated August 7, 2017 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-11
Other Partnership Information	12
Partnership Financial Statements	13-15
Partnership Financial Measures and Schedules	16-20

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q2 2017, ATAX continued to focus its efforts on “fine tuning” its Balance Sheet.  To forward this effort we have successfully executed on the following transactions during the quarter:

•	Sold one parcel of Land held for development for $3.0 million,
•	Invested approximately $1.6 million in Investment in unconsolidated entities,
•	Increased the maximum amount of ATAX’s Line of Credit to $10 million and extended its maturity to May 2019,
•	Extended the maturity of ATAX’s $50 million Unsecured Line of Credit to May 2019, and
•	Extended the maturity of two MF Property mortgage loans of approximately $7.2 million to June 2019.

We also focused on reducing the impact of increases in interest rates on our variable rate debt financing.  In June 2017, ATAX “rolled down” its existing interest rate cap arrangements that hedge its TEBS II and TEBS III variable rate financing arrangements.  Two Corridor Cap Agreements with a 1.5% - 3% cap range were acquired with notional values of $92.6 million and $83.4 million and maturity dates of August 15, 2019 and August 15, 2020, respectively.  The recent movement in interest rates has allowed us to successfully execute the two Cap Agreements at favorable terms to ATAX and its Unitholders.

In addition to the transactions above, the following results were realized in the second quarter of 2017:

•	Total revenue increased approximately 8.7% to $16.2 million, compared to $14.9 million in the second quarter of 2016, and
•	Total assets increased to $1.02 billion at June 30, 2017, compared to $944.1 million at December 31, 2016.

We continue to execute on our strategy of “fine tuning” our assets owned and remain focused on managing the Partnership for the benefit of our Unitholders.

We remain encouraged by ATAX’s direction and would like to thank all of our Unitholders for their continued support.

Chad Daffer

Chief Executive Officer

4

SECOND QUARTER 2017 FACT SHEET

PARTNERSHIP DETAILS

We were formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds (“MRBs”) that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs is excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.  In addition, we have invested in equity interests of multifamily, market rate, projects throughout the U.S.

(As of June 30, 2017)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.95
Yield	8.4%

Units Outstanding (including Restricted Units)	60,252,928
Market Capitalization	$358,504,922
52-week Unit price range	$5.30 to $6.09

Partnership Financial Information for the Q2 2017 (amounts in thousands, except per Unit)

Total Revenue	$16,234
Net Income – ATAX Partnership	$4,109
Total Assets	$1,024,827
Ratio of Debt to Total Assets at Par and Cost	66%
Cash Available for Distribution (“CAD”)[1]	$5,886
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to its CAD is provided on page 16 of the Supplement herein.

[2]

The most recent distribution was paid on July 31, 2017 for Unitholders of record as of June 30, 2017. The distribution is payable to Unitholders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 75% of Total Assets at June 30, 2017, from 35% of Total Assets at December 31, 2012.

6

ATAX FINANCING PROFILE

TOTAL DEBT ($ in 000’s)

7

ATAX ASSETS HELD - $ AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, initial finance costs and the MF Properties at cost.

8

REVENUE AND OTHER INCOME TRENDS

Revenue and other income decreased year-over-year due to a large gain on sale in the second quarter of 2016.

Highlighted transactions recorded during the past eight quarters include the following:

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000,
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the general partner, and before direct and indirect expense, and contingent interest of approximately $133,000,

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million,
•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000,
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000,

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000,
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million from the sale of the Consolidated VIEs, and
•	During the third quarter of 2015, we recognized a gain of approximately $1.2 million on the sale of Glynn Place, an MF Property.

9

OPERATING EXPENSE TRENDS

Partnership Only Income Statement Trends - Operating Expenses
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Total Expenses
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
Total Assets
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
For Three Months Ended
Salaries and benefits
General and administrative
Interest expense
Depreciation and amortization
Amortization of deferred finance costs
AFCA2 fees
Total Assets

•	Since September 30, 2015, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.47% of Total Assets.

10

PERFORMANCE TRENDS

•

In 2017, we realized approximately $219,000 of contingent interest, of which $55,000 was due to the General Partner.  In addition, we reported the sale of Northern View, which resulted in a gain of approximately $4.3 million, net of tax, of which approximately $1.1 million was due to the General Partner.  There was approximately $3.3 million that was allocated to the Unitholders.

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $8.6 million that was allocated to the Unitholders.

•

In 2015, we realized approximately $4.8 million of contingent interest, of which approximately $1.2 million was due the General Partner. In addition, we reported the sale of Glynn Place and The Colonial which resulted in gains of approximately $1.2 million and $3.4 million, respectively, of which approximately $297,000 and $854,000, respectively, was due the General Partner. There was approximately $7.0 million that was allocated to the Unitholders.

11

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

12

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	June 30, 2017	December 31, 2016
Assets
Cash and cash equivalents	$15,371,898	$20,748,521
Restricted cash	6,641,289	6,757,699
Interest receivable	6,397,508	6,983,203
Mortgage revenue bonds, held in trust	741,181,807	590,194,179
Mortgage revenue bonds	26,947,851	90,016,872
Public housing capital fund trusts	55,791,371	57,158,068
Real estate assets:
Land and improvements	10,729,217	17,354,587
Buildings and improvements	105,178,529	113,089,041
Real estate assets before accumulated depreciation	115,907,746	130,443,628
Accumulated depreciation	(16,367,265)	(16,217,028)
Net real estate assets	99,540,481	114,226,600
Investment in equity interests	31,950,493	19,470,006
Property loans, net	31,603,970	29,763,334
Other assets	9,400,100	8,795,192
Total Assets	$1,024,826,768	$944,113,674

Liabilities
Accounts payable, accrued expenses and other liabilities	$7,197,103	$7,255,327
Distribution payable	7,623,425	8,017,950
Unsecured lines of credit	-	40,000,000
Secured line of credit, net	-	19,816,667
Debt financing, net	597,465,241	495,383,033
Mortgages payable and other secured financing, net	50,778,452	51,379,512
Derivative swaps	1,283,437	1,339,283
Total Liabilities	664,347,658	623,191,772
Redeemable preferred units	56,894,600	40,788,034
Partners' Capital
General Partner	351,751	102,536
Beneficial Unit Certificate holders	303,232,759	280,026,669
Total Partners' Capital	303,584,510	280,129,205
Noncontrolling interest	-	4,663
Total Capital	303,584,510	280,133,868
Total Liabilities and Partners' Capital	$1,024,826,768	$944,113,674

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

	For The Three Months Ended June 30, 2017	For The Three Months Ended June 30, 2016	For The Six Months Ended June 30, 2017	For The Six Months Ended June 30, 2016
Revenues:
Investment income	$12,174,215	$9,009,907	$23,644,401	$18,167,141
Property revenues	3,306,722	4,994,868	7,036,500	10,068,972
Contingent interest income	86,567	45,000	219,217	219,396
Other interest income	666,796	883,346	1,311,933	1,397,471
Other Income	-	-	62,637	-
Total Revenues	16,234,300	14,933,121	32,274,688	29,852,980
Expenses:
Real estate operating (exclusive of items shown below)	1,621,084	2,369,455	4,105,300	5,006,132
Impairment charge	-	61,506	-	61,506
Depreciation and amortization	1,270,379	1,806,732	2,863,205	3,931,630
Amortization of deferred financing costs	562,585	392,493	1,302,823	924,680
Interest expense	5,841,327	4,322,054	11,283,580	9,092,189
General and administrative	2,876,450	2,764,981	6,007,330	5,097,352
Total Expenses	12,171,825	11,717,221	25,562,238	24,113,489
Other Income:
Gain on sale of MF Properties	(16,075)	12,442,929	7,152,512	12,442,929
Gain on sale of securities	-	-	-	8,097
Income before income taxes	4,046,400	15,658,829	13,864,962	18,190,517
Income tax expense	(63,000)	4,653,000	2,395,047	4,653,000
Net income before noncontrolling interest	4,109,400	11,005,829	11,469,915	13,537,517
Income (loss) attributable to noncontrolling interest	-	(101)	71,653	(113)
Net income - ATAX Partnership	$4,109,400	$11,005,930	$11,398,262	$13,537,630

Net income - ATAX Partnership	4,109,400	11,005,930	11,398,262	13,537,630
Redeemable preferred unit distributions and accretion	(432,550)	(124,982)	(757,192)	(126,666)
Net income available to Partners	$3,676,850	$10,880,948	$10,641,070	$13,410,964

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$11,059,940	$8,790,823	$21,648,438	$17,577,974
MF Properties	3,290,647	17,437,797	14,251,649	22,511,901
Public Housing Capital Fund Trusts	719,182	722,990	1,427,968	1,453,892
MBS Securities Investments	-	-	-	48,755
Other Investments	1,148,456	424,440	2,099,145	711,484
Total Revenue and Other Income	$16,218,225	$27,376,050	$39,427,200	$42,304,006
Total Expenses:
Mortgage Revenue Bond Investments	$8,467,172	$6,570,100	$16,826,617	$13,326,958
MF Properties	3,272,600	9,465,475	10,488,057	14,807,382
Public Housing Capital Fund Trusts	369,053	334,545	714,264	635,265
MBS Securities Investments	-	-	-	(3,229)
Other Investments	-	-	-	-
Total	$12,108,825	$16,370,120	$28,028,938	$28,766,376
Net Income (loss) – ATAX Partnership:
Mortgage Revenue Bond Investments	$2,592,768	$2,220,723	$4,821,821	$4,251,016
MF Properties	18,047	7,972,322	3,763,592	7,704,519
Public Housing Capital Fund Trusts	350,129	388,445	713,704	818,627
MBS Securities Investments	-	-	-	51,984
Other Investments	1,148,456	424,440	2,099,145	711,484
Income from continuing operations	$4,109,400	$11,005,930	$11,398,262	$13,537,630

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Partnership only net income	$4,109,400	$7,288,862	$5,623,335	$4,623,542	$11,005,930	$2,531,700	$9,549,326	$2,514,338
Change in fair value of derivatives and interest rate derivative amortization	181,420	121,349	(1,395,730)	(263,684)	531,389	1,110,407	(153,039)	1,254,564
Depreciation and amortization expense (Partnership only)	1,270,379	1,592,826	1,569,641	1,361,259	1,806,732	2,124,898	2,208,551	1,405,696
Impairment charge	-	-	-	-	61,506	-	-	-
Amortization of deferred financing costs	562,585	740,238	512,309	425,520	392,493	532,187	554,128	423,330
Restricted units compensation expense	438,893	170,840	802,092	31,050	-	-	-	-
Deferred income taxes	(201,000)	(164,000)	(51,000)	(136,000)	553,000	-	-	-
Redeemable preferred unit distribution and accretion	(432,550)	(324,642)	(274,772)	(181,969)	(124,982)	(1,684)	-	-
Bond purchase discount accretion (net of cash received)	(26,741)	(23,507)	(27,770)	(147,033)	33,668	34,696	171,717	380,644
Tier 2 Income distributable to the General Partner	(16,224)	(1,104,401)	(426,774)	(291,295)	(2,096,982)	(43,599)	(1,187,639)	(296,952)
Provision for (recovery of) loss on receivable	-	-	-	-	-	-	-	(98,431)
Amortization related to discontinued operations	-	-	-	-	-	-	1,344	2,023
CAD	$5,886,162	$8,297,565	$6,331,331	$5,421,390	$12,162,754	$6,288,605	$11,144,388	$5,585,212

Weighted average number of units outstanding, basic	59,862,969	60,037,687	59,995,789	60,176,937	60,252,928	60,252,928	60,252,928	60,252,928

Partnership Only:
Net income, basic and diluted, per unit	$0.06	$0.10	$0.09	$0.07	$0.15	$0.04	$0.14	$0.04
CAD per unit, basic	$0.10	$0.14	$0.11	$0.09	$0.20	$0.10	$0.19	$0.09

Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE JUNE 30, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,826,657	$11,408,877
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,295,071	12,772,442
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,009,000	5,036,602
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,190,599	17,822,192
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,797,642	10,211,947
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,491,288
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,024,939
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,503,712	10,505,833
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,153,135	2,167,329
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,673,015	8,537,680
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,625,352	7,214,254
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,301,268	5,898,662
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,002,877	1,049,934
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,290,665	14,205,816
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,981	156,117
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,976,007
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,559,782
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,414,751
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,465,645
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,326,115
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,500,000	7,617,210
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,028,534	9,334,127
Bruton	Dallas, TX	8/1/2054	6.00%	18,108,276	20,870,767
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,039,401
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,457,334	12,593,684
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,760,473
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,311,771
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,614,962
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	5,997,946
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,220,190
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,216,722
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,214,257	9,212,225
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,548,255
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	337,191
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,873,696	25,688,323
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,648,920	5,294,599
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,168,000	9,452,012
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	938,985	1,158,863
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,879,738	7,985,721
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,052,268
Harmony Court Bakersfield - Series B	Bakersfield, CA	12/1/2018	5.50%	1,997,000	1,993,232
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,607,627
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,399,539
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,657,833
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	513,686
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,112,914	12,338,148
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,573,000	10,099,928
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,849,318
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,768,274

17

Live 929	Baltimore, MD	7/1/2049	5.78%	40,030,000	45,019,717
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,518,580	2,923,723
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,958,904
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,500,346
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,166,998	15,255,477
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,543,079	3,757,098
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,278,840
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,294,718	12,951,771
Runnymede	Austin, TX	10/1/2042	6.00%	10,200,000	10,446,902
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,051,165	3,582,962
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,724,245
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,820,311
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	5,159,712
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2017	8.00%	1,944,000	1,944,175
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,065,034
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,250,076
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,321,779
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,558,105
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,906,826	8,775,380
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,188,493
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,011,222
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,370,507
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,049,047
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,813,092
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,330,703	21,976,749
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,995,219	6,761,473
Vantage at Judson	San Antonio, TX	1/1/2053	9.00%	26,241,102	29,239,454
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,426,694	26,399,400
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,335,649
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,715,626
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,917,864	4,528,479
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,330,447
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,289,000	4,334,956
				$706,021,576	$768,129,658

OTHER INVESTMENTS JUNE 30, 2017

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	7.81	5.36%	$24,913,137	$25,643,092
Public Housing Capital Fund Trust Certificate II	7.15	4.32%	10,936,848	10,499,374
Public Housing Capital Fund Trust Certificate III	8.32	5.45%	20,043,767	19,648,905
			$55,893,752	$55,791,371

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,850,000	$11,434,281
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,351,321	12,352,993
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,039,000	5,377,556
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,268,850	17,552,122
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,844,994	10,434,017
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,549,644	10,302,911
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,158,382	2,302,595
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,709,040	8,272,178
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,656,458	7,016,020
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,326,157	5,749,653
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,005,226	1,091,418
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,221,251
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	121,659
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	6,865,162
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,535,000	8,052,881
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,076,558	8,920,018
Bruton	Dallas, TX	8/1/2054	6.00%	18,145,000	18,494,886
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	14,287,193
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	12,145,552
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	20,385,246
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,484,752
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	22,122,534
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	5,673,855
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	10,230,000
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,228,000
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,258,605	8,778,042
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,544,445
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	332,386
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,950,214	22,659,229
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,802,402
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,210,000	9,054,585
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	940,479	1,058,695
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,912,535	7,282,273
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,735,159
Harmony Court Bakersfield - Series B	Bakersfield, CA	12/1/2018	5.50%	1,997,000	2,021,093
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	6,900,000
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,400,000
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,396,377
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	506,023
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,161,330	12,066,785
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,639,000	9,538,694
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,695,000
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,785,139
Live 929	Baltimore, MD	7/1/2049	5.78%	40,085,000	44,275,418
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,638,608
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,330,000
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,512,000

19

Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,215,000	16,542,468
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,549,780	3,998,848
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,727,500
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,348,364	12,174,733
Runnymede	Austin, TX	10/1/2042	6.00%	10,250,000	11,024,285
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,242,093
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,457,646
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,832,334
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,684,335
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2017	8.00%	1,944,000	1,971,727
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,350,000
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,260,000
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	12,375,000
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,574,000
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,933,259	8,398,641
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,038,064
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,261,324
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,358,695
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,762,431
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,750,568
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,826,716	21,611,102
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,024,120	6,261,702
Vantage at Judson	San Antonio, TX	1/1/2053	9.00%	26,356,498	28,015,005
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,529,580	25,447,299
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,007,346
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,712,217
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,936,750	4,039,391
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	14,296,235
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,310,000	4,604,976
Total Mortgage Revenue Bonds				$648,439,860	$680,211,051

OTHER INVESTMENTS DECEMBER 31, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	8.31	5.36%	$24,923,137	$26,749,255
Public Housing Capital Fund Trust Certificate II	7.65	4.31%	10,938,848	10,685,723
Public Housing Capital Fund Trust Certificate III	8.79	5.42%	20,468,767	19,723,090
			$56,330,752	$57,158,068

20